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                                                                     EXHIBIT 4.3


                              CERTIFICATE OF TRUST

                  The undersigned, the trustees of Union Pacific Capital Trust, desiring to form a business trust pursuant to Delaware
Business Trust Act, 12 Del. C. Section 3810, hereby certify as follows:

                  1. The name of the business trust being formed hereby (the "Trust") is "Union Pacific Capital Trust."

                  2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                           The Bank of New York (Delaware)
                           White Clay Center
                           Route 273
                           Newark, DE 19711

                  3. This Certificate of Trust shall be effective as of the date of filing.

Dated:  March 17, 1998


                                         s/ L. White Matthews, III
                                         --------------------------------------
                                         Name:  L. White Matthews, III
                                         Title: Trustee


                                         s/ Gary M. Stuart
                                         --------------------------------------
                                         Name:  Gary M. Stuart
                                         Title: Trustee


                                         s/ Joseph E. O'Connor, Jr.
                                         --------------------------------------
                                         Name:  Joseph E. O'Connor, Jr.
                                         Title: Trustee



                                         The Bank of New York (Delaware),
                                         as Trustee



                                         By: s/ Walter Gitlin
                                         --------------------------------------
                                         Name:  Walter Gitlin
                                         Title: Authorized Signatory